UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 24, 2010

MPG OFFICE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

213-626-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.

Signatures

Exhibit 99.1	Restricted stock agreement, effective as of November 24, 2010, between MPG Office Trust, Inc., MPG Office, L.P. and David L. Weinstein
Exhibit 99.2	Press release dated November 24, 2010

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On November 24, 2010, pursuant to the employment agreement, effective as of November 21, 2010 (the “Effective Date”), between MPG Office Trust, Inc., MPG Office, L.P. (together, the “Company”), and David L. Weinstein and a restricted stock agreement between the Company and Mr. Weinstein (the “Restricted Stock Agreement”), the Company granted Mr. Weinstein 600,000 shares of restricted common stock. Subject to Mr. Weinstein’s continued employment with the Company, 50% of the shares subject to the restricted stock award will vest on each of the first and second anniversaries of the Effective Date. The restricted stock award is subject to full accelerated vesting in the event of a termination of Mr. Weinstein’s employment by the Company without “cause,” by Mr. Weinstein for “good reason” or due to Mr. Weinstein’s death or “disability”, or upon a “change in control” of MPG Office Trust, Inc. (each as defined in Mr. Weinstein’s employment agreement). The restricted stock award was granted to Mr. Weinstein as an employment inducement award pursuant to New York Stock Exchange rules.

This description is qualified in its entirety by reference to the full text of Mr. Weinstein’s Restricted Stock Agreement, filed as Exhibit 99.1 to this report.

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

On November 24, 2010, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.2.

Exhibit 99.2 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Restricted stock agreement, effective as of November 24, 2010, between MPG Office Trust, Inc., MPG Office, L.P. and David L. Weinstein
99.2**	Press release dated November 24, 2010

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/	JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated: As of November 24, 2010